UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 13, 2018

Arbutus Biopharma Corporation
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-34949	980597776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100-8900 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J 5J8
(Address of Principal Executive Offices) (Zip Code)

(604) 419-3200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2018, Bruce Cousins and Arbutus Biopharma Corp. mutually agreed on Mr. Cousins’ departure from Arbutus, effective February 16, 2018.

Arbutus has appointed Koert VandenEnden as the Company’s interim Chief Financial Officer, effective  February 16, 2018.  As of that date, Mr. VandenEnden will assume the duties of the Company’s principal financial officer and principal accounting officer, to serve while the Company completes its search process for a permanent Chief Financial Officer.  There are no reportable family relationships or related person transactions involving the Company and Mr. VandenEnden.

Mr. VandenEnden, age 39, most recently served as the Company’s Vice President, Finance from October 2016 to February 2018.  Before joining Arbutus Biopharma, Mr. VandenEnden worked in a finance leadership role with Global Relay, and prior to that was a Chartered Accountant with KPMG LLP for 12 years.   Mr. VandenEnden is a CPA and CA, and holds a BComm with Honors from the University of British Columbia.

Pursuant to the terms of the arrangement between Mr. VandenEnden and the Company, Mr. VandenEnden will receive an annual base salary of CDN$283,000 and continues to be eligible to participate in the Company’s cash bonus program and equity incentive award program.  In addition, Mr. VandenEnden was awarded a one-time equity award associated with his appointment to this interim role and is eligible to receive a retention bonus upon fulfilling the agreed upon service period.

Pursuant to Mr. Cousins’ employment agreement with the Company, upon his departure Mr. Cousins’ will receive payment for accrued vacation, a lump sum of 18 months' base salary, and a prorated bonus based upon the average bonus payment for the last three years. Mr. Cousins also entered into a 6-month consulting agreement with the company to support any transitional requirements.

A copy of the press release announcing Mr. Cousins’ departure and Mr. VandenEnden’s appointment is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release issued by the Company on February 13, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: February 13, 2018	By:	/s/ Mark Murray
Mark Murray
CEO